UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) MARCH 5, 2004
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                              NOVA BIOGENETICS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                     001-16703             04-3656563
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  (State or other jurisdiction of       (Commission          (IRS Employer
         incorporation)                 File Number)      Identification No.)



             8601 Dunwoody Place, Suite 338, Atlanta, Georgia 30350
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               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code 770-650-6508
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          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On September 13, 2002 the Issuer filed a Form 8-K to advise (in Item 4) that Feldman Sherb & Co., P.C. ("Feldman"), Certified Public Accountants was its independent accounting firm for fiscal year ending June 30, 2001 and that subsequent thereto, Feldman was merged into Grassi & Co., CPA's, P.C. ("Grassi"). The principal accountants who had been responsible for the Issuer's audit had left Grassi and started their own firm called Sherb & Co., LLP ("Sherb"). As a result thereof, the Issuer dismissed Grassi on May 11, 2002 and selected Sherb to serve as its independent public accountants for fiscal year ending 2002.

On February 17, 2004, the Issuer filed a Form 8-K to advise (in Item 4 thereof) that Sherb resigned as its auditors and having indicated, in part, by way of letter dated December 16, 2003 that "Effective immediately, we will cease our services as your auditors. We have reached this decision because it has come to our attention that you have filed your Form 10-QSB for the quarter ended September 30, 2003 without our review or consent."

Such Form 8-K went on to state that Sherb audited the Company's balance sheet as of fiscal year ended June 30, 2003 as well as the related statement of operations, stockholders' deficit and cash flows for the fiscal year ended June 30, 2003.

The report of Sherb (dated November 14, 2003), on the Company's aforesaid financial statements, did not contain adverse opinions or disclaimers of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, the aforementioned report included an explanatory paragraph, wherein they expressed substantial doubt about the Company's ability to continue as a going concern.

During the Company's most recent fiscal year ended June 30, 2003 and in any subsequent interim period preceding Sherb's resignation, there were no disagreements ("Disagreements") as defined in Item 304(a)(1)(iv) and the instructions to Item 304 of Regulation S-K, as amended, promulgated by the Securities and Exchange Commission ("Regulation S-K") with Sherb on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Sherb, would have caused Sherb to make reference to the subject matter of the Disagreements in its reports. In addition, during the Company's most recent fiscal year and in any subsequent interim period preceding Sherb's resignation, there were no reportable events ("Reportable Events") as defined in Item 304(a)(1)(v) of Regulation S-K.

The Issuer indicated in its Form 8-K as filed February 17, 2004 that while it had not yet engaged new independent auditors, it would file an Amended Form 8-K at such time as the engagement of new independent auditors occurs and has been approved by Issuer's Board of Directors.

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

On March 5, 2004, the Issuer re-engaged Sherb as its independent auditors after having thoroughly discussed the reasons for Sherb's earlier resignation as indicated in Form 8-K filed February 17, 2004.

In that regard, Issuer has been made fully aware of the requirements relating to Form 10-Q(SB) audit review as well as the consequences of non-compliance as set forth in U.S. Securities and Exchange Commission, Current Issues and Rulemaking Projects Quarterly Update, Division of Corporation Finance MARCH 31, 2001, at
IX. Accounting Issues - Auditor Association with Interim Financial Statements.

Issuer's President and Chief Executive Officer have agreed with Sherb & Co., LLP that Issuer will fully abide with the above-referenced requirement. This agreement was a pre-condition to Sherb & Co., LLP agreeing to once again becoming Issuer's auditors.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

         Exhibit 99.1 Letter from Sherb & Co., LLP dated March 5, 2004.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NOVA BIOGENETICS INC.
                                       (Registrant)



 Date:  March 5, 2004                  By: Timothy C. Moses
                                           ----------------
                                       Name:  Timothy C. Moses
                                       Title: Sr. Vice President



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